UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2016 (February 2, 2016)

NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	001-8359	22-2376465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1415 Wyckoff Road
Wall, New Jersey	07719
(Address of principal executive offices)	(Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 3, 2016, New Jersey Resources Corporation (“NJR”) issued a press release reporting financial results for the first fiscal quarter ended December 31, 2015 (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

NJR will host a conference call and live internet webcast to discuss its financial results on February 3, 2016, at 10:00 a.m. ET. A copy of the presentation that will be used during the webcast is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 8.01 Other Events

On February 2, 2016, NJR Clean Energy Ventures (“NJRCEV”), a subsidiary of NJR, announced its fourth onshore wind project in Somerset County, Pennsylvania in a press release attached hereto as Exhibit 99.3 and incorporated by reference herein. On the same day, NJR published an Investor Fact Sheet entitled “NJR Clean Energy Ventures Invests in Fourth Onshore Wind Farm Project” attached hereto as Exhibit 99.4 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements of businesses acquired:	Not applicable.

(b)	Pro forma financial information:	Not applicable.

(c)	Exhibits:

Exhibit
Number	Description
99.1	Press Release dated February 3, 2016

99.2	Presentation dated February 3, 2016

99.3	Ringer Hill Wind Farm Press Release dated February 2, 2016

99.4	Investor Fact Sheet dated February 2, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION
Date: February 3, 2016
By: /s/ Patrick J. Migliaccio
Patrick J. Migliaccio
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated February 3, 2016

99.2	Presentation dated February 3, 2016

99.3	Ringer Hill Wind Farm Press Release dated February 2, 2016

99.4	Investor Fact Sheet dated February 2, 2016